                                                                      Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference of our report dated December 8, 1997, with respect to the consolidated financial statements and schedule of Commercial Intertech Corp. and subsidiaries included in this Annual Report (Form 10-K) for the year ended October 31, 1997, in the prospectus contained in the following registration statements:

 Registration
    Number                            Description                                     Filing Date
 ------------        ----------------------------------------------                ------------------

   2-62512           Commercial Shearing, Inc. Stock Option and
                          Award Plan of 1985 - Forms S-8 and S-3
                          Registration Statement                                   April 24, 1986

   33-25795          Non-Qualified Stock Purchase Plan of
                          Commercial Intertech Corp. - Form S-8
                          Registration Statement                                   November 29, 1988

   33-29980          Commercial Intertech Corp. Stock Option and
                          Award Plan of 1989 including Pre-Effective
                          Amendment No. 1 to Form S-8 Registration
                          Statement filed July 24, 1989                            July 10, 1989

   33-43907          Commercial Intertech Corp. Retirement Stock
                          Ownership and Savings Plan - Form S-8
                          Registration Statement                                   November 13, 1991

   33-52443          Commercial Intertech Corp. Stock Option
                          and Award Plan of 1993 - Form S-8
                          Registration Statement                                   February 28, 1994

   33-61453          Commercial Intertech Corp. Stock Option
                          and Award Plan of 1995 - Form S-8
                          Registration Statement                                   August 1, 1995

   333-28903         Commercial Intertech Corp. Non-Employee
                          Directors' Stock Plan - Form S-8
                          Registration Statement                                   June 10, 1997

   333-41551         Commercial Intertech Corp. Non-Employee
                          Directors' Performance Share Plan - Form S-8
                          Registration Statement                                   December 5, 1997


                                                          /s/Ernst & Young LLP

Cleveland, Ohio
January 23, 1998